Alpine Ultra Short Tax Optimized Income Fund – Adviser Class
(the “Fund”)

A SERIES OF ALPINE INCOME TRUST

Supplement Dated March 26, 2010 to the
Prospectus and Statement of Additional Information dated February 27, 2010

The Fund’s Board of Trustees has determined to waive the Fund’s 0.50% sales charge for all Fund purchases during the period of May 1, 2010 through July 31, 2010.  Therefore, during the period of May 1, 2010 through July 31, 2010, all references to the Fund’s 0.50% sales charge contained in the Fund’s Prospectus and Statement of Additional Information are superseded by the information contained in this Supplement.  The sales charge of 0.50% will apply for all purchases made before and including April 30, 2010 and all purchases made on or after August 1, 2010, unless the waiver is otherwise extended in the Board’s sole discretion.

Please retain this Supplement for future reference.